129160
                SUPPLEMENT TO THE PROSPECTUS
                     DATED JULY 12, 1999
                  MASON STREET FUNDS, INC.


     William M. Riegel has replaced Michael J. Kelly as co-manager of the Growth and Income Stock Fund, effective September 20, 1999. Mr. Riegel, Managing Director of J.P. Morgan Investment Management, Inc., joined J.P. Morgan in 1979. He is a senior equity portfolio manager in the Equity and Balanced Accounts Group. Mr. Riegel graduated from Williams College in 1978 and is a Chartered Financial Analyst. He also shares primary responsibility for the Growth and Income Stock Portfolio of Northwestern Mutual Series Fund, Inc.



 The date of this Prospectus Supplement is October 12, 1999.